UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2015

CESCA THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-829005	94-3018487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Citrus Road
Rancho Cordova, California  95742
(Address and telephone number of principal executive offices) (Zip Code)

(916) 858-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)            On May 1, 2015 Mr. Dan T. Bessey tendered his resignation as Chief Financial Officer of Cesca Therapeutics Inc. ("Company") effective May 9, 2015, which resignation was accepted by the Board of Directors. Mr. Bessey will not be entitled to compensation under his Executive Employment Agreement or his Supplement Agreement to the Executive Employment Agreement.
(c)            Effective May 9, 2015, Mr. Michael Bruch has been appointed the Company's Interim Chief Financial Officer.  Mr. Bruch, age 50, has served as Controller since joining the Company in 2003 and has had responsibility for the Accounting and Internal Control functions.  Mr. Bruch has over 25 years of accounting experience in various financial and managerial roles for General Electric and Dade MicroScan (now Siemens Healthcare). Mr. Bruch is a Certified Public Accountant and graduated with honors from California State University, Sacramento with a Bachelors of Science degree in business administration.
The Company has granted Mr. Bruch 60,000 shares of restricted stock in connection with his capacity as Interim Chief Financial Officer, of which 30,000 shares will vest upon his appointment as the Interim Chief Financial Officer and 30,000 shares will vest upon filing the Company's Form 10-K for the fiscal year ended June 30, 2015. There will be no other immediate changes to Mr. Bruch's compensation.  Mr. Bruch and the Company have not engaged in any related party transactions. Mr. Bruch has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers. There are no other arrangements or understandings with Mr. Bruch with respect to his appointment as an Interim Chief Financial Officer.

Item 8.01 Other Events.

On April 30, 2015, The Nasdaq Stock Market ("Nasdaq") informed the Company that it had accepted the Company's Plan to Regain Compliance with listing rule 5250(c)(1) ("Rule") and granted the Company an exception to regain compliance with the Rule.  Nasdaq conditioned the exception on the Company filing its Form 10-Qs for the quarters ended December 31, 2014 and March 31, 2015 by June 30, 2015.  Should the Company not meet this deadline, the Nasdaq Staff will provide notification that the Company's securities will be delisted, although the Company may appeal the Staff's decision.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                                        Exhibit Description

99.1	Press Release dated May 4, 2015, titled "Cesca Therapeutics Announces Changes in Management".

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CESCA THERAPEUTICS INC.
a Delaware Corporation

Dated:  May 4, 2015                                                                                    /s/ Robin C. Stracey
Robin C. Stracey
Interim Chief Executive Officer